UNITED STATES
                         SECURITIES & EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT



      Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 24, 1998
                                                          -----------------


                               HOME FEDERAL BANCORP
                               --------------------
              (Exact name of registrant as specified in its charter)


                                      0-18847
                                      -------
                             (Commission File Number)



               INDIANA                                       35-1807839
               -------                                       ----------
    (State or other jurisdiction)                         (I.R.S. Employer
  of incorporation or organization)                      Identification No.)



 222 West Second Street, Seymour, Indiana                          47274
 ----------------------------------------                          -----
 (Address of Principal Executive Offices)                       (Zip Code)



      Registrants telephone number including area code: (812) 522-1592
                                                        --------------

                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued December 24, 1998, concerning the Corporation's second quarter charge to earnings resulting from bad checks cashed by a customer of Home Federal Savings Bank is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

         Exhibit 1 - Press Release dated December 24, 1998.

                 ----------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HOME FEDERAL BANCORP


Date:  December 24, 1998                 By: /s/John K. Keach, Jr.
                                             ---------------------

                                         John K. Keach, Jr.
                                         President and Chief Executive Officer